UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2022

TLG Acquisition One Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39948	85-3310839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 North Flagler Drive, Suite 520 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 945-8340

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third redeemable warrant	TLGA.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	TLGA	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at exercise price of $11.50 per share	TLG WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

General

On November 13, 2022, TLG Acquisition One Corp. (“TLG”) and Eagle Merger Corp., a Delaware corporation and wholly-owned subsidiary of TLG (“Merger Sub”), entered into a Merger Agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”) with Electriq Power, Inc., a Delaware corporation (“Electriq”). If the transactions contemplated by the Merger Agreement (the “Transactions”) are completed, Merger Sub will merge with and into Electriq, with Electriq surviving such merger as a wholly-owned subsidiary of TLG (the “Merger”). As a result of the Merger, and upon consummation of the Merger and the other Transactions (together with the Merger, the “Business Combination”), the separate corporate existence of Electriq will cease to exist and the holders of Electriq common stock, preferred stock, options, warrants and other convertible securities (collectively, the “Electriq equityholders”) will become equityholders of TLG, which will change its name to “Electriq Power Holdings, Inc.” in connection with the Business Combination. We refer to TLG after the consummation of the Business Combination as “New Electriq.” Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

Merger Consideration

As part of the Merger, Electriq equityholders will receive aggregate merger consideration (the “Merger Consideration”) of $495 million, consisting of up to 49,500,000 shares of TLG’s Class A common stock, par value $0.0001 per share (“Parent Class A Common Stock”), valued at $10.00 per share, and the right to elect to receive up to $25.0 million in cash with a corresponding reduction in the number of shares of TLG common stock. At the closing of the Merger (the “Closing”), 2,000,000 shares of TLG common stock from the Merger Consideration (the “Merger Consideration Incentive Shares”) will be placed into an escrow account to be used as Merger Consideration Incentive Shares. As part of the Merger Consideration, holders of Electriq’s warrants and options not exercised prior to the Merger will receive replacement warrants and options, respectively, to purchase shares of Parent Class A Common Stock based on the value of the Merger Consideration per share of Electriq common stock.

Financings and Share Reserve

Pursuant to the Merger Agreement, TLG has agreed to use its reasonable best efforts to enter into subscription agreements, non-redemption agreements, backstop agreements or similar financing agreements (the “Financing Agreements”) with one or more persons which shall raise or backstop an amount at least $120.0 million (such transactions, the “Financings”), after deducting the amount of the Electriq Revolver (defined below) and the amount committed under the Lawrie Note (defined below). The Financing Agreements will be on terms reasonably acceptable to Electriq (such consent not to be unreasonably withheld, conditioned or delayed) solely if such terms include the issuance of additional equity interests of TLG or additional TLG indebtedness.

In connection with the Financings, 7,000,000 shares of Parent Class A Common Stock (the “Incentive Shares”) will be placed in escrow at Closing, consisting of 5,000,000 newly issued shares of Parent Class A Common Stock (the “New Incentive Shares”) and the 2,000,000 Merger Consideration Incentive Shares. The New Incentive Shares will be paid out as incentives in the Financings first, followed by the Merger Consideration Incentive Shares. At the termination of the escrow, any New Incentive Shares not paid out in the Financing will be transferred 50% to the Sponsor (defined in the Merger Agreement) and 50% to the Electriq equityholders, and any Merger Consideration Incentive Shares not paid out in the Financing will be returned to the Electriq equityholders.

Other Covenants

The Merger Agreement includes covenants of Electriq with respect to operation of its business prior to consummation of the Merger. The Merger Agreement also contains additional covenants of the parties, including, among others, a covenant to make any required filings pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), and the preparation and filing of a registration statement on Form S-4 relating to the Merger and containing a proxy statement of TLG (the “Registration Statement / Proxy Statement”).

The Merger Agreement also contains exclusivity provisions prohibiting Electriq and its subsidiaries from soliciting, initiating, knowingly facilitating, participating in, entering into, continuing discussions, negotiations or transactions with, or knowingly encouraging or responding to any inquiries or proposals by, or providing any information to any person relating to or that could reasonably be expect to lead to, or enter into or consummate any transaction relating to a Competing Company Transaction (as defined in the Merger Agreement), subject to limited exceptions specified therein.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to the parties, the Business Combination contemplated by the Merger Agreement and their respective business operations and activities. The representations and warranties of the parties generally do not survive the Closing.

Conditions to Consummation of the Business Combination

Consummation of the Business Combination is generally subject to customary conditions, including (a) expiration or termination of all applicable waiting periods under HSR, (b) the absence of any law or governmental order prohibiting the consummation of the Merger, (c) the effectiveness of the Registration Statement / Proxy Statement, (d) the Parent Class A Common Stock to be issued in the Merger having been listed on The New York Stock Exchange (“NYSE”) upon the Closing, and otherwise satisfying the applicable listing requirements of NYSE, (e) receipt of stockholder approval from stockholders of each of TLG and Electriq for consummation of the Merger and other related necessary matters and (f) TLG having net tangible assets following the redemptions of at least $5,000,001.

Other conditions to the obligation of TLG to consummate the Business Combination include, among others, that no material adverse effect with respect to Electriq shall have occurred since the date of the Merger Agreement. Other conditions to the obligation of Electriq to consummate the Business Combination include, among others, TLG must have minimum available funds equal to or in excess of $125.0 million (after taking into account any transaction expenses, redemptions, taxes due and payable prior to Closing, and funds received in the Financings and the amount of the Electriq Revolver and the amount committed under the Lawrie Note).

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including by mutual written consent or if the Business Combination have not been consummated on or prior to February 1, 2023 (subject to extensions until as late as June 1, 2023 to the extent TLG obtains an extension of its deadline to consummate a business combination transaction, as set forth in the Merger Agreement). TLG intends to seek an extension of the date by which it must consummate a Business Combination (the “Combination Period”) as the board of directors of TLG currently believes that there will not be sufficient time before February 1, 2023 to complete a Business Combination. On November 3, 2022, TLG filed a preliminary proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) for the purposes of seeking its stockholder approval to extend the Combination Period from February 1, 2023 to May 1, 2023 (the date that is 27 months from the closing date of TLG’s initial public offering (“IPO”)) (the “Amended Date”) and on a monthly basis up to three times from the Amended Date to August 1, 2023 (the date that is 30 months from the closing date of the IPO).

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement and the Business Combination is not complete and is subject to, and qualified in its entirety by, reference to the actual agreement. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about TLG, Electriq or the other parties at the time they were made or otherwise and should only be read in conjunction with the other information that TLG makes publicly available in reports, statements and other documents filed with the SEC.

Lock-up Agreements

In connection with the execution of the Merger Agreement, certain security holders of Electriq (the “Electriq Holders”) entered into lock-up agreements (each, a “Lock-up Agreement”) with Electriq and TLG. Pursuant to the Lock-up Agreements, the Electriq Holders agreed, among other things, that their shares of Parent Class A Common Stock received as Merger Consideration may not be transferred until the earlier to occur of (i) six months following Closing and (ii) the date after the Closing on which New Electriq completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of New Electriq stockholders having the right to exchange their equity holdings in New Electriq for cash, securities or other property (the “Lock-up”). Notwithstanding the foregoing, if, after the Closing, (i) the volume weighted average price per share of Parent Class A Common Stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-day trading period, 10% of the Restricted Securities (as defined in the Lock-up Agreement) of each Electriq Holder is released from the Lock-up and (ii) the volume weighted average price per share of Parent Class A Common Stock equals or exceeds $15.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-day trading period, an additional 10% of the Restricted Securities of each Electriq Holder will be released from the Lock-up.

A copy of the Lock-up Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Lock-up Agreements is not complete and is qualified in its entirety by reference to the Lock-up Agreement filed herewith.

Sponsor Agreement

In connection with the execution of the Merger Agreement, TLG entered into an agreement (the “Sponsor Agreement”) with Electriq, the Sponsor, an affiliate of the Sponsor and TLG’s independent directors, whereby the Sponsor and holders of SPAC Founder Shares, par value $0.0001 per share (the “SPAC Founder Shares”), have agreed to waive certain of their anti-dilution and conversion rights with respect to the SPAC Founder Shares. Pursuant to the Sponsor Agreement, the Sponsor has agreed that it will forfeit for no consideration 5,000,000 SPAC Founder Shares, which shares will be cancelled.

The Sponsor also agreed to subject its SPAC Founder Shares, and the other holders of SPAC Founder Shares agreed to subject their SPAC Founder Shares, to certain transfer restrictions as follows: (i) with respect to 500,000 SPAC Founder Shares, the Sponsor will not transfer such shares until the earliest to occur of (x) the fifth anniversary of the Closing, (y) such time as the closing volume weighted average price of a share of the Parent Class A Common Stock equals or exceeds $12.50 for any 20 trading days within any 30-day trading period and (z) the date after the Closing on which New Electriq completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of New Electriq stockholders having the right to exchange their Parent Class A Common Stock for cash, securities or other property; (ii) with respect to an additional 500,000 SPAC Founder Shares, the Sponsor will not transfer such shares until the earliest to occur of (x) the fifth anniversary of the Closing, (y) such time as the closing volume weighted average price of a share of the Parent Class A Common Stock equals or exceeds $15.00 for any 20 trading days within any 30-day trading period or (z) the date after the Closing on which New Electriq completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of New Electriq stockholders having the right to exchange their Parent Class A Common Stock for cash, securities or other property; and (iii) with respect to all of the SPAC Founder Shares (including those covered in (i) and (ii)), the Sponsor and the other holders will not transfer such shares until the earliest to occur of (x) the six-month anniversary of the Closing or (y) the date after the Closing on which New Electriq completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of New Electriq stockholders having the right to exchange their Parent Class A Common Stock for cash, securities or other property; provided that (i) 10% of such SPAC Founder Shares will be released at such time as the closing volume weighted average price of a share of the

Parent Class A Common Stock equals or exceeds $12.50 for any 20 trading days within any 30-day trading period and (ii) an additional 10% of such SPAC Founder Shares will be released at such time as the closing volume weighted average price of a share of the Parent Class A Common Stock equals or exceeds $15.00 for any 20 trading days within any 30-day trading period.

A copy of the Sponsor Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Sponsor Agreement is not complete and is qualified in its entirety by reference to the Sponsor Agreement filed herewith.

Support Agreement

In connection with the execution of the Merger Agreement, certain stockholders of Electriq (each, a “Supporting Electriq Stockholder”), Electriq and TLG entered into a Support Agreement (the “Support Agreement”). Under the Support Agreement, each Supporting Electriq Stockholder agreed to, among other things, (i) vote at any meeting of the stockholders of Electriq or by written consent all of its Electriq common stock and/or Electriq preferred stock, as applicable, held of record or thereafter acquired in favor of the Merger and the Transactions contemplated by the Merger Agreement and (ii) be bound by certain transfer restrictions with respect to Electriq securities, in each case, on the terms and subject to the conditions set forth in the Support Agreement.

A copy of the form of the Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Support Agreement is not complete and is qualified in its entirety by reference to the form of the Support Agreement filed herewith.

Stockholders’ Agreement

The Merger Agreement contemplates that, at the Closing, New Electriq, the Sponsor and certain former Electriq equityholders will enter into a stockholders’ agreement (the “Stockholders’ Agreement”), pursuant to which (i) the Sponsor will be entitled to nominate one (1) director until the date upon which the Sponsor’s and its affiliates’ aggregate initial ownership interest of the issued and outstanding common stock of New Electriq (“Sponsor Initial Ownership Interest”) decreases to one-half of Sponsor Initial Ownership Interest and (ii) Greensoil Building Innovation Fund Co-Investment I, L.P. (“Greensoil”) will be entitled to nominate one (1) director until the date upon which Greensoil’s and its affiliates’ aggregate initial ownership interest of the issued and outstanding common stock of New Electriq (“Greensoil Initial Ownership Interest”) decreases to one-half of the Greensoil Initial Ownership Interest. The Sponsor and Greensoil will also each be entitled to designate one non-voting board observer until the date upon which each of the Sponsor and Greensoil, respectively, holds less than 1% of the issued and outstanding common stock of New Electriq.

A copy of the Stockholders’ Agreement is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the Stockholders’ Agreement is not complete and is qualified in its entirety by reference to the Stockholders’ Agreement filed herewith.

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, New Electriq, the Sponsor, certain of its affiliates, RBC and certain former stockholders of Electriq will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, New Electriq will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of Parent Class A Common Stock that are held by, or issuable pursuant to other securities held by, the parties thereto from time to time.

A copy of the form of the Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.5 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the form of the Registration Rights Agreement filed herewith.

Electriq Debt Financings

On September 21, 2022, Electriq signed a term sheet for a $21.5 million asset-backed revolving credit agreement with a private lender (“Electriq Revolver”). Electriq is negotiating definitive documentation of such agreement. While it is expected the definitive documentation to be executed before December 31, 2022, there can be no assurance that Electriq and the private lender will enter into such credit agreement.

On November 13, 2022, Electriq entered into a securities purchase agreement (the “Securities Purchase Agreement”) with John Michael Lawrie pursuant to which Mr. Lawrie agreed to purchase secured convertible promissory notes from Electriq (the “Lawrie Note”) in an amount of up to $8.5 million. Funding under the securities purchase agreement is subject to certain conditions, including (i) the documentation of the Electriq Revolver, (ii) the conversion of $5.0 million of Electriq stockholder debt into convertible debt being reasonably satisfactory to Mr. Lawrie and (iii) funding under the Electriq Revolver.

The Lawrie Note will bear interest at a simple rate of 14% per annum, payable quarterly in cash. The Lawrie Note is payable in full 24 months following the issuance of the Lawrie Note. The Lawrie Note will be senior to all current and future indebtedness of Electriq, except that it will be subordinated to the Electriq Revolver. If it is not converted in connection with the Business Combination, the Lawrie Note will be assumed by New Electriq in the Merger.

Mr. Lawrie will have the right but not the obligation to convert the outstanding principal and unpaid accrued interest into equity of Electriq or its successor in the event of (i) a future issuance of equity securities for the purpose of raising capital of at least $20,000,000, (ii) an acquisition of Electriq or its successor, whether by asset purchase, merger or share purchase (an “Acquisition Transaction”), (iii) certain capital markets transactions, including an initial public offering, direct listing, or SPAC-related transaction (a “Capital Markets Transaction”); or (iv) upon maturity, if the Lawrie Note remains outstanding. Other than at maturity, the conversion price is 95% of the relevant consideration per share. With respect to conversion at maturity, the price per share is to be obtained by dividing $275,000,000 by the number of outstanding shares of common stock of Electriq. Mr. Lawrie will be entitled to demand prepayment in cash in connection with any Capital Markets Transaction. If Mr. Lawrie does not convert in connection with an Acquisition Transaction, Electriq is required to pay Mr. Lawrie two times the outstanding principal amount in cash. The Lawrie Note will have events of default that are customary for similar instruments.

A copy of the Securities Purchase Agreement is filed with this Current Report on Form 8-K as Exhibit 10.6 and is incorporated herein by reference. The foregoing description of the Securities Purchase Agreement is not complete and is qualified in its entirety by reference to the Securities Purchase Agreement filed herewith.

Item 7.01	Regulation FD Disclosure.

On November 14, TLG and Electriq issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Furnished herewith as Exhibit 99.2 hereto and incorporated by reference herein is the investor presentation dated November 14, 2022, which will be used by TLG with respect to the Business Combination.

The foregoing (including the information presented in Exhibits 99.1 and 99.2 hereto) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibits 99.1 and 99.2 hereto, that is provided solely in connection with Regulation FD.

Additional Information and Where to Find It

This communication relates to the proposed Business Combination involving TLG and Electriq. This communication may be deemed to be solicitation material in respect of the proposed Business Combination. The proposed Business Combination will be submitted to TLG’s stockholders for their consideration. In connection with the proposed Business Combination, TLG intends to file with the SEC the Form S-4 to be distributed to TLG’s stockholders in connection with TLG’s solicitation of proxies for the vote of TLG’s stockholders in connection with the proposed Business Combination and other matters as described in such Registration Statement / Proxy Statement. The Registration Statement / Proxy Statement will also serve as the prospectus relating to the offer of the securities to be issued to Electriq’s stockholders in connection with the completion of the proposed Business Combination. TLG also intends to file other relevant documents with the SEC regarding the proposed Business Combination. The definitive Registration Statement / Proxy Statement will be mailed to TLG’s stockholders when available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION, INVESTORS AND STOCKHOLDERS OF TLG AND INVESTORS AND STOCKHOLDERS OF ELECTRIQ AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE REGISTRATION STATEMENT / PROXY STATEMENT REGARDING THE PROPOSED BUSINESS COMBINATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

The Registration Statement / Proxy Statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by TLG with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or free of charge from TLG at https://tlgacquisitions.com/investor-relations/default.aspx or by directing a written request to TLG at 515 North Flagler Drive, Suite 520, West Palm Beach, FL 33401.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

TLG, Electriq and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed Merger. Information regarding TLG’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 25, 2022 (the “Annual Report”). To the extent that holdings of TLG’s securities have changed from the amounts reported in the Annual Report, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4, the Registration Statement / Proxy Statement and other relevant materials relating to the proposed Merger to be filed with the SEC when they become available. Stockholders and other investors should read the Registration Statement / Proxy Statement carefully when it becomes available before making any voting or investment decisions.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “scheduled,” “seek,” “should,” “will,” “would” or similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on the beliefs and assumptions of the management of TLG and Electriq. Although TLG and Electriq believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither TLG nor Electriq can assure you that either will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements about the ability of TLG and Electriq prior to the Business Combination, and New Electriq following the Business Combination, to: execute their business strategy, including expansions in new geographies; meet the closing conditions to the Business Combination, including approval by stockholders of TLG and Electriq on the expected terms and schedule; realize the benefits expected from the proposed Business Combination; continue to develop new energy storage solutions and software-enabled services to meet constantly evolving customer demands; develop, design, and sell products and services that are differentiated from those of competitors; anticipate the impact of the COVID-19 pandemic and its effect on business and financial conditions; manage risks associated with operational changes in response to the COVID-19 pandemic; minimize supply chain risks by diversifying the sources of key product components while maintaining component acquisition costs; attract, train, and retain effective directors, officers and key technical and sales personnel; enhance future operating and financial results; comply with laws applicable to their business, including environmental, health and safety regulations and policies; stay abreast of modified or new laws and regulations applicable to their business, including any changes in technician qualification requirements or data and privacy regulation; anticipate the impact of, and respond to, new accounting standards; anticipate the significance and timing of contractual obligations; respond to the failure of customers and partners to comply with contractual obligations; manage operational risks associated with construction, utility interconnection and installation permitting; respond to fluctuations in foreign currency exchange rates and political unrest and regulatory changes in international markets from various events; deliver on contractual commitments with existing customers and convert non-binding letters of intent into binding agreements; maintain key strategic relationships with partners and customers; acquire new customers; respond to uncertainties associated with product and service development and market acceptance and adoption of solar and energy storage solutions; successfully defend litigation; upgrade and maintain information technology systems; access, collect, and use personal data about consumers; protect proprietary software and enforce intellectual property rights; anticipate rapid technological changes in the energy storage industry; meet future liquidity requirements and comply with any applicable restrictive covenants related to indebtedness; maintain the listing on, or the delisting of TLG’s or New Electriq’s securities from, the NYSE or an inability to have our securities listed on the NYSE or another national securities exchange following the Business Combination; effectively respond to general economic and business conditions; obtain additional capital, including use of the debt market and third-party project financing, on acceptable terms; successfully deploy the proceeds from the Business Combination; and those factors discussed in documents of TLG filed, or to be filed, with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Merger Agreement, dated as of November 13, 2022, by and among TLG, Merger Sub and Electriq.

10.1	Lock-up Agreement, dated as of November 13, 2022, by and among certain stockholders of Electriq, Electriq and TLG.

10.2	Sponsor Agreement, dated as of November 13, 2022 by and among TLG, Electriq, the Sponsor, an affiliate of Sponsor and TLG’s independent directors.

10.3	Form of Support Agreement, by and among certain stockholders of Electriq, Electriq and TLG.

10.4	Stockholders’ Agreement, dated as of November 13, 2022, by and among New Electriq, Sponsor and certain former Electriq equityholders.

10.5	Form of Registration Rights Agreement, by and among New Electriq, Sponsor and certain of its affiliates, RBC and certain former stockholders of Electriq.

10.6	Securities Purchase Agreement, dated as of November 13, 2022, between Electriq and John Michael Lawrie.

99.1	Press Release, dated November 14, 2022.

99.2	Investor Presentation, dated November 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLG ACQUISITION ONE CORP.

Dated: November 14, 2022

	By:	/s/ John Michael Lawrie
Name: John Michael Lawrie
Title: Chief Executive Officer